                                                                   Exhibit 10.h.


                                  OFFICE LEASE
                                  ------------


         THIS LEASE, made and entered into at Madison, Ohio, as of the 1st day of May 2000, by and between WILES AND VICTOR, INC., an Ohio corporation (hereinafter called "Lessor") and GREAT LAKES BANK, a corporation incorporated and doing business under the laws of the State of Ohio, (hereinafter called "Lessee"):

                              W I T N E S S E T H;

         1. PREMISES AND TERM:
            ------------------

         A. Lessor, in consideration of the rents to be paid and the covenants and agreements to be performed by Lessee and upon the terms and conditions hereinafter contained, hereby leases to Lessee, who hereby hire and takes from Lessor and hereby covenants and agrees to pay rents and to observe and perform each and all of the covenants and agreements herein and upon and subject to said terms and conditions, the premises hereinafter identified and shown on Exhibit "A" attached hereto, of the first floor of the building located at 6550 North Ridge Road, Madison Township, Lake County, Ohio (hereinafter referred to as the "Building") said Building being located on the land (hereinafter referred to as the "Land") described in Exhibit "A" attached hereto and hereby made a part hereof. Hallway areas used exclusively by Lessee shall be included as part of the Premises. This Lease shall commence on the Commencement Date as hereinafter defined, and shall end on the last day of the one hundred twentieth (120) full calendar month after

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the Commencement Date, unless sooner terminated as hereinafter provided.

         B. Upon the condition that there is no default by Lessee in the performance of any condition of this Lease, Lessee may extend the term of this Lease for two (2) additional terms of sixty (60) months each. Lessee shall exercise the option for an extended term by notifying Lessor in writing at least one hundred eighty (180) days prior to the expiration of the then current term. Time is of the essence in this provision for notice. The extended term shall be upon the same conditions as provided in this Lease, and the annual base rent during the extended term shall be as hereinafter set forth:

         C. The Commencement Date shall be May 1, 2000. On request of Lessor, Lessee shall execute and acknowledge a certificate to be furnished by Lessor setting forth the actual number of square feet of the Premises, the base annual rent therefor.

         2. ANNUAL BASE RENT:
            -----------------

         A. Lessee covenants and agrees to pay Lessor without demand, as Annual base Rent, for 1,232.00 square feet, for each year of the initial term the sum of Twenty-One Thousand One Hundred Forty-One and 12/100 ($21,141.12) per year. The total lease payment including Common Area Charges and real estate taxes as set forth in Paragraph 3B below shall be Twenty-Three Thousand Five Hundred Fifty-Two and 16/100 Dollars ($23,552.16) per year, until adjusted as provided in Section 3. One-twelfth (1/12th) of the Annual Base Rent and Common area Charges and real estate taxes


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shall be paid each consecutive month, each due in advance without deduction or setoff, in legal tender of the United States of America, on the first day of each and every calendar month during said term at the offices of Lessor or at such other place as Lessor may from time to time in writing designate. The total amount to be paid per month for the first lease year shall be $1,960.18 per month. The rents will be adjusted yearly as provided in paragraph 3.

         B. The extended terms (renewal periods) shall be upon the same conditions as provided in this Lease and the annual base rent during the extended terms shall be as follows: Nineteen and 90/100 Dollars ($19.90) per square foot for an annual base rental of $24,516.80 during the first renewal term; and Twenty-Three and 08/100 Dollars ($23.08) per square foot for an annual base rental of $28,434.52) during the second renewal term.

         C. The Base Rent and any or all other rent to be paid hereunder and any or all other payments and/or charges hereunder not paid by Lessee when due shall bear interest from the date when due at an annual rate equal to twelve percent (12%). Rental adjustments, other rent and/or other payments or charges which become due from Lessee shall be regarded as additional base rent hereunder. The obligation of Lessee to pay rent under this Lease is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Lessor, shall release or diminish Lessee's obligations to pay rent hereunder.



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         D. Annual Base rent during the Option Periods, as provided in 2B has been agreed upon by the Lessor and Lessee, payable as provided in Section 3(A) hereof).

         E. In no event shall Annual base Rent be decreased by reason of the application of the following formula.

         3. RENTAL ADJUSTMENT:
            ------------------

         The Annual Base Rent to be paid by Lessee under this Lease shall be adjusted and as adjusted paid by Lessee as of the times and in the manner set forth in this Section 2, as follows:

         A. One-quarter (1/4) of the annual real estate taxes;

         B. One-quarter (1/4) of the cost of electricity for lighting of the common areas;

         Lessor estimates that the total charges for A and B of this section shall be $198.42 per month. Lessor will adjust the amount up or down at the beginning of each calendar year and will, upon request, provide Lessee with documentation showing the basis for the change.

         4. USE OF PREMISES:
            ----------------

         The premises shall be used and occupied by Lessee for banking purposes only, and for no other purpose. Lessee shall keep the Premises at all times in good order, condition and repair, and shall keep the Premises in a clean and sanitary condition in accordance with the laws of the Township of Madison, and the State of Ohio, and in accordance with all directions, rules and regulations of the health officer, fire marshal, building inspector and/or other proper officers of any and all governmental agencies


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having jurisdiction, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of law, ordinance or otherwise, affecting the use of the Premises. Lessee shall commit no act which will cause either Lessor to be in noncompliance with the zoning ordinances of the Township of Madison. Lessee will not occupy or use, nor permit any portion of the Premises to be occupied or used, for any business or purpose which is deemed extra hazardous on account of risk of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents, and, in the event that, by reason of acts, conduct or business of Lessee, there shall be any increase in the rate of insurance on the Building or contents created by Lessee's acts or conduct or business, then Lessee agrees to pay such increase to Lessor upon demand as additional rental. Lessee will conduct its business and control its agents, employees and invitees in such manner as not to annoy, disturb or create any nuisance or interference with other lessees or Lessor.

         5. COMMON AREAS:
            -------------

         Lessee and Lessee's agents, employees, licensees and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, licensees and invitees of each, the parking areas, public sidewalks, entrances, lobbies, vestibules, stairways, corridors, public toilets and other public areas of the Building (all of the foregoing being hereinafter referred to as the "Common Areas"), subject, however, to the provisions of this Lease and to applicable Building rules,



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regulations and security measures. Lessor expressly reserves the right from time to time to assign, designate and/or allocate certain parts of the parking areas and/or parking spaces therein to and/or for use by Lessor and/or certain lessees of the Building, and the agents, employees, licensees and/or invitees of each. Lessee and Lessee's agents, employees, licensees and invitees shall not obstruct or litter, or use for storage (temporarily or otherwise) or for the display of merchandise or services or for any purpose other than the intended and normal purpose, any of the Common Areas; and no floor mats or runners shall be placed by Lessee in any Building corridor, lobby or vestibule, without Lessor's prior written consent. Lessor amy temporarily close any part of the Common Areas for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations. Lessor reserves the right to change from time to time the dimensions and locations of the Common Areas. The Common Areas shall be deemed to be part of the Premises demised by this Lease, however, the right to use the Common areas granted herein shall be subject to all of the terms, conditions and provisions of this Lease and such rules and regulations as are or may be made by Lessor from time to time. Any such modifications or re-configurations shall not materially impair the visibility or accessibility of the bank's facilities, including, without limitation, the drive-up facilities.

         6. SERVICES:
            ---------

         A. Provided Lessee is not in default under any of the



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covenants and/or agreements of this Lease, Lessor shall, during the term of this
Lease, furnish Lessee with the following as to the Common Areas:

         (1) cleaning, janitorial and window washing services, standard for the Building;

         (2) cold and hot water at standard Building temperatures for sanitary purposes only, and Lessee shall pay, at standard Building rates, for cold and hot water used for other than sanitary purposes and/or for water wasted, and also for sewer charges with respect hereto;

         (3) heating and air conditioning units;

         (4) lawn maintenance and snow plowing.

         B. As to the demised portion of the Building, Lessee shall provide and be responsible for payment of the following:

         (1) cleaning, janitorial and window washing services standard for the conduct of its business;

         (2) security standard for the conduct of its business;

         (3) all utility charges including, but not limited to, electricity and telephone, for the demised premises. All utility charges shall be by separate meter.

         C. Lessee's personal property and trade fixtures shall be separately listed for assessment purposes or for taxation purposes of any kind. Lessee shall promptly pay all taxes levied thereon.

         D. Lessor reserves the right from time to time to make changes in, additions to, subtractions from or rearrangements of the Building, including without limitation, the Street address, all



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improvements at any time thereof, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or part of the Building and to make changes or additions to the pipes, utilities and other necessary Building services in the Premises which serve other portions of the Building. Any such modifications or reconfigurations shall not materially impair the visibility or accessibility of the bank's facilities, including, without limitation, the drive-up facilities.

         7. ALTERATIONS AND REPAIRS:
            ------------------------

         A. Lessor shall keep in good repair the structure, foundation, roof, exterior walls and Common Areas of the Building, provided, however, Lessor shall have no obligation to make any repairs hereunder until the expiration of a reasonable period of time after Lessor's receipt of a written notice from Lessee that such repair is needed, and provided, further, however, Lessor shall have no obligation to make any repairs caused by or resulting from any negligence, misuse, fault or willful misconduct of Lessee or Lessee's employees, agents, guests, invitees or representatives sand all such repairs shall be made at Lessee's cost and expense except as may otherwise expressly be provided in this Lease. Lessee shall at all times during the term hereof keep and maintain at its cost and expense, the Premises (including replacing any glass, outer or inside windows and doors and any frames and hardware thereof, any of which become broken or damaged from the inside) in as good order, condition and repair as when they were



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entered upon, ordinary wear and tear excepted. All repairs required to be made as a result of Lessee's misuse or neglect of the Premises or of damage to, or defacement of, the Building and/or Common Areas, or any part thereof, by reason of Lessee's tenancy therein shall be made at Lessee's expense. If Lessee fails to keep the Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Lessor, as soon as reasonably possible after written demand, Lessor may, but shall not be obligated to, restore the Premises to such good order and condition and make such repairs without liability to Lessee and, upon completion thereof, Lessee shall pay to lessor, as additional rental, upon demand, the cost of restoring the Premises to such good order and condition and of the making of such repairs.

         B. Lessor reserves the right at any time or times, either voluntarily or pursuant to governmental requirements, to make, at Lessor's expense, any repairs, alterations or improvements in or to the Building or any part thereof, and during such times may temporarily close entrances, doors, corridors, stairs or other public parts of the Common Areas of the Building, all without liability to Lessee.

         C. Lessee shall, at Lessee's cost and expense provide and construct all inner walls, partitions and counters, provide own window coverings and hardware, tile and/or carpeting. Lessee further agrees to keep said premises and improvements thereon at that times, free and clear of all liens for labor or materials furnished in and about the premises and indemnify and save harmless




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Lessor from each and every claim or action on account of any claim, lien or judgment arising out of or connected with any fact or omission by lessee, its successors or assigns, or any of its agents, employees or contractors, in or about such repair, alteration or improvement.

         8. INDEMNITY AND INSURANCE:
            ------------------------

         A. Lessor shall not be liable to Lessee or to Lessee's employees, agents, guests, licensees or invitees, or to any other person whomsoever, for any injury to person or damage to Lessee's business or to property on or about the Premises, the Land or the Building caused by the negligence or misconduct of Lessee, Lessee's officers, agents, employees, licensees or contractors, or any other person entering the Land or Building under express or implied invitation of Lessee, or arising out of the use of the Premises by Lessee or the conduct of its business therein, or arising out of any breach or default by Lessee in the performance of its obligations hereunder. Lessee shall indemnify and save harmless Lessor from and against any and all claims, actions, damages, liability and expense in connection with injury or death to person or damage to property occurring in, on or about the Premises, the Common Areas, the Land, the Building and adjacent sidewalks and other areas, caused by the negligent acts or willful misconduct of Lessee, Lessee's officers, agents, employees, licensees or contractors, and shall pay Lessor's costs, expenses and reasonable attorney's fees in connection therewith.

         B. Lessee, at all times during the term hereof, shall at its


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sole cost and expense, obtain and keep in full force and effect, comprehensive general liability insurance, including personal injury, death and property damage insurance, issued by a responsible insurance company or companies authorized to do business in the State of Ohio, in the amount of no less than One Million Dollars ($1,000,000.00) for injury to or death of one person and no less than Two Million Dollars ($2,000,000.00) for injury to or death of two or more persons, and no less than One Million Dollars ($1,000,000.00) for damages to property, or in lieu of the above, a combined single limit of no less than Two Million Dollars ($2,000,000.00). Lessor shall be named as an additional insured under said policies with respect to the Premises. Lessee shall, within ten (10) days after request therefor by Lessor, deposit with Lessor a copy of all such policies or certificates showing such insurance to be then in force. All policies shall contain an undertaking by the insurers to notify the Lessor, in writing, by registered or certified mail, not less than thirty (30) days prior to any material change, cancellation or other termination thereof. In addition, Lessee shall, at its sole cost and expense, obtain and keep in full force and effect, such other forms of insurance as Lessor may reasonably require from time to time in form and amounts and insuring against risks included within fire, extended coverage, vandalism, malicious mischief and those included in the all-risk endorsement.

         9. LOSS AND DAMAGE:
            ----------------

         A. Lessor shall not be liable or responsible in any way for


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any death or injury arising from or out of any occurrence in, on or about the
Premises, Land or Building, nor for any damage to any property of Lessee or others located in, on or about the Premises, Land or Building, Without limiting the generality of the foregoing, Lessor shall not be liable or responsible for any injury or damage to persons or property resulting from fire, smoke, explosion, falling ceilings, flood, steam, gas, electricity, water, sewers, rain, snow or leaks from any part of the Premises, Land or Building or from the pipes, appliances, plumbing works, roof, street, or sub-surface of any floor or ceiling or from any other place in the Building or because of dampness or climatic conditions or from any other cause of whatsoever kind. Lessor shall not be liable for any damage whatsoever caused by any other lessee or persons in the Building, or by any occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. All property of Lessee and/or others kept or stored on the Premises shall be so kept or stored at the risk of Lessee only and Lessee shall indemnify Lessor in the event of any claims arising out of damage to the same, including any subrogation claims by lessee's or others' insurers.

         B. Lessor shall not be liable or responsible in any way for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by Lessor to perform janitor services or security services, or repairs or maintenance services, in or about the Premises, Land or Building, nor shall Lessor be liable or responsible in any



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way for loss or damage, however, caused, to money, securities, negotiable instruments, papers or other valuables of Lessee, nor shall Lessor be liable for lost profits or temporary relocation expenses of Lessee.

         10. UNTENANTABILITY:
             ----------------

         A. Unless all or substantially all of the Premises or Building are made unfit for occupancy by fire or other casualty, acts of God or other cause, if the Premises shall be partially damaged by fire or other casualty, this Lease shall remain in full force and effect and the damage to the Premises shall be repaired by Lessor, and the rent shall abate proportionate to the extent and for the period that the Premises are unfit for occupancy. Lessor shall incur no liability on account of any delay in the making and/or completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Lessor's reasonable control.

         B. If all or substantially all of the Premises or Building are made unfit for occupancy by fire or other casualty, acts of God or other cause, Lessor may elect (a) to terminate this Lease as of the date when the Premises or the building are so made unfit for occupancy, by written notice to Lessee within ninety (90) days after that date, or (b) to repair, restore or rehabilitate the Premises or the Building at Lessor's expense within one hundred eighty (180) days after Lessor is able to take possession of the damaged Premises and undertake reconstruction or repairs; and if Lessor elects so to repair, restore or rehabilitate the Premises or



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the Building, this Lease shall not terminate, but rent shall be abated on a per diem basis proportionate to the extent and from the period that the Premises are unfit for occupancy. In the event Lessor shall proceed under (b) above and shall not substantially complete the work within said one hundred eighty (180) days (excluding from said period loss of time resulting from delays beyond the reasonable control of Lessor) either Lessor or Lessee may then terminate this Lease, as of the date when the Premises or the Building were so made unfit for occupancy, by written notice to the other not later than ten (10) days after the expiration of said one hundred eighty (180) day period, computed as herein provided. In the event of termination of this Lease pursuant to this paragraph, rent shall be apportioned on a per diem basis to and including the effective date of such termination.

         11. EMINENT DOMAIN
             --------------

         A. If the whole or any substantial part of the Premises, Building or Land shall be appropriated, condemned, taken or otherwise acquired by any public or quasi-public authority under the power of eminent domain, condemnation or other proceedings, this Lease and the estate hereby created shall, at the option of Lessor, terminate and wholly expire on the date title shall vest in the acquiring authority, and all rent shall be prorated and adjusted as of said date. In no event whatsoever shall Lessee have any claims against Lessor by reason of any appropriation, condemnation or taking of the whole or any part of the Premises, Building or Land, nor shall Lessee have any claim to the amount, or


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any portion thereof, that may be awarded as damages or compensation or paid as a result of any appropriation, condemnation and/or taking. Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any and all amounts awarded or paid by reason by any appropriation, condemnation and/or taking, provided, however that none of the foregoing is meant to deprive the Lessee from claiming and being paid moving expense, displacement expenses or the like solely from the acquiring authority. Lessee upon request of Lessor will execute any and all releases, transfers or other documents as shall be required by such public or quasi-public authority to effect and give further evidence and assurances of the foregoing

         B. If this Lease is not terminated following such appropriation, condemnation and taking, then Lessor shall, at Lessor's own expense, but only to the extent of an equitable proportion of the award for the portion of the Premises or Building (excluding any award for any land), make such repairs to the Premises as are necessary to constitute a complete architectural and tenantable unfit. In the event of a partial taking or conveyance of the Premises, a proportionate allowance shall be made if the fixed rent based on the proportion of the Premises remaining as compared to the original Premises.

         12. ASSIGNMENT AND SUBLETTING:
             --------------------------

         Except by corporate merger or acquisition, Lessee shall not, without the prior written consent of Lessor in each instance, (a) assign, mortgage, hypothecate or convey this Lease or any


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interest therein; (b) allow any transfer hereof or any lien upon Lessee's interest by operation of law; (c) sublet the Premises or any part thereof; or
(d) permit the use or occupancy of the Premises or any part thereof by anyone other than Lessee; provided, however, Lessor's written consent shall not be necessary to an assignment of this Lease or the subletting of any portion of the Premises to any subsidiary, affiliated or parent entity of Lessee, except that Lessor shall be given written notice of such assignment or subletting and that such assignee and/or sublessee shall be jointly and severally liable with Lessee for all of Lessee's obligations under this Lease. Consent to any such assignment, conveyance or subletting by Lessor shall not operate as a waiver of the necessity for a consent to any subsequent assignment, conveyance or subletting, and the terms of such consent shall be binding upon Lessee and any person holding by, under or through Lessee. Such consent shall not relieve Lessee from liability hereunder for the payment of rental and/or performance and/or observance of any of the terms and conditions of this Lease.

         13. TRANSFER BY LESSOR:
             -------------------

         In the event of a sale or transfer by Lessor of the Land and/or Building or the portion thereof containing the Premises or of Lessor's interest therein, Lessor shall, without further agreement, thereafter have no further and is hereby released and relieved of all liability or obligation under this Lease, except for such liabilities as may have accrued prior to the date of such sale or transfer.


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              14.  TAKING AND SURRENDER OF POSSESSION:
                   -----------------------------------

                   A. Taking of possession of the Premises by Lessee shall be conclusive evidence as against Lessee that the Premises were in good order and satisfactory condition when Lessee so took possession and Lessee agrees, upon request of Lessor, to execute a written acknowledgment evidencing and confirming such acceptance. No representation respecting the condition of the Premises or the Building has been made by Lessor to Lessee unless contained herein; and no promise of Lessor to prepare, alter or improve the Premises for Lessee's use and occupancy shall be binding upon Lessor unless contained herein or in Lessor's said Work Letter. This Lease does not grant any right to light or air over property, and Lessor shall not be liable to Lessee for any expense, injury, death, loss or damages resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land or public or private way.

                   B. At the expiration, or earlier termination in any manner, of the term hereof, Lessee shall quit and surrender the Premises, broom clean, together with all installations, improvements and alterations (including partitions) which may have been installed by Lessor or Lessee; and the Premises shall then be in as good condition and repair as when possession was delivered, reasonable use and wear, loss or damage by fire, the elements or other insured casualty excepted, failing which Lessor may restore the Premises to such condition and Lessee shall pay the cost thereof. Lessee may remove carpeting laid by Lessee, provided


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        Lessee also removes all nails, tacks, paper, glue, bases and other vestiges of the carpeting and restores the floor surface to the condition existing before such carpeting was laid. If Lessee fails to remove Lessee's carpeting, trade fixtures, personal property and equipment which it has a right to remove from the premises prior to the end of the term, Lessor, at its option, may require Lessee to remove the same and, if Lessee does not do so by the end of the term, Lessor may do so at the Lessee's expense and, in any event, if Lessee does not remove the same, Lessee shall be conclusively presumed to have abandoned the same, and ownership thereof shall forthwith vest in Lessor without payment or credit to Lessee. If the Premises are not surrendered at the end of the term, or any renewal thereof, or the sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, but without limitation, any claims made by any succeeding lessee founded on such delay. Lessee shall promptly upon surrender, deliver all keys for the Premises to Lessor at the place then fixed for payment of rent.

              15. HOLDING OVER:
                  -------------

                   Should Lessee or any party claiming under Lessee remain in possession of the Premises after the expiration or other termination of the term of this Lease with the consent of Lessor, then, unless a new agreement in writing shall have been entered into with respect thereto between the parties hereto, such tenancy shall be from month-to-month and otherwise be subject to all of the


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        additional rentals, covenants and agreements of this Lease, so far as applicable, at a monthly rental equal to one hundred fifty percent (150%) of the last monthly installment of rent payable hereunder and terminable by either party on thirty (30) days notice.

              16. ACCESS TO PREMISES:
                  -------------------

                   A. Lessor and its agents and representatives shall have the right to enter the Premises at all reasonable times (1) for the making of such inspections, repairs, alterations, improvements or additions of, or to, the Premises, the Building or the Land as Lessor may deem necessary or desirable; (2) to exhibit the Premises to others during the last six (6) months of the term hereof; and (3) for any purpose whatsoever related to the safety, protection, preservation, repair, maintenance or improvement of the Premises, the Building or the Land or of Lessor's interest.

                   B. Lessor and its agents and representatives shall have the right to enter during the last ninety (90) days of the term, provided Lessee shall have removed substantially all of Lessee's property from the Premises, for the purpose of altering, remodeling, repairing, renovating or otherwise preparing the Premises for leasing.

                   C. Lessor may exercise all or any of the foregoing rights without being deemed guilty of an eviction of disturbance of Lessee's use and possession without being liable in any manner to Lessee and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this


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        Lease.

              17. QUIET ENJOYMENT:
                  ----------------

                   Lessor covenants and agrees that if Lessee shall perform all of the covenants and agreements on Lessee's part to be performed hereunder, Lessee shall land may peaceable and quietly have, hold and enjoy the Premises during the Lease term and any renewal or extension thereof, without hindrance from Lessor or any person lawfully claiming the Premises, subject, however, to the terms of this Lease and any mortgages or other matters of record. Lessor shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Lessee be released from any of the obligations of this Lease because of such interference or disturbance.

              18. SIGNS:
                  ------

                   Lessee may use all existing signage, which includes a free standing sign and directional signs for the traffic using the drive-through. Lessee may erect a wall sign on the face of the building facing U.S. Rt. 20. The color and size of the signs are to be approved by Lessor, which approval will not be unreasonably withheld.

              19. RULES AND REGULATIONS:
                  ----------------------

                   Lessee and Lessee's agents, employees, licensees and invitees shall faithfully observe and strictly comply with any Rules and Regulations appearing at the end of this Lease and made a part hereof, and with such further reasonable Rule and Regulations as Lessor may, after notice to Lessee, from time to time adopt any


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        Rules or Regulations which are applicable to Lessee and/or the Premises and which are inconsistent with the terms of this Lease, without Lessee's consent thereto. Nothing in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations herein and/or in any other lease as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee or the agents, employees, licensees or invitees of such other lessee or any other person.

              20. ESTOPPEL CERTIFICATES:
                  ----------------------

                   Lessee agrees that it will from time to time upon request by Lessor execute and deliver to Lessor a statement or statements in recordable form certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as so modified), (ii) the dates to which rent and other charges payable under this Lease have been paid, (iii) that Lessor is not in default hereunder (or if Lessor is in default, specifying the nature of such default), and (iv) the Commencement Date and termination date of this Lease. Lessee further agrees that it will from time to time upon request by lessor execute and deliver to Lessor an instrument or instruments in recordable form acknowledging its receipt of any notice of assignment of this Lease by Lessor.

              21. LESSOR'S REMEDIES UPON DEFAULT
                  ------------------------------

                   A. If any voluntary or involuntary petition or similar pleading under any Act of Congress relating to bankruptcy shall be filed by or against Lessee, or if any voluntary or involuntary proceedings in any court or tribunal shall be instituted by or against Lessee to declare Lessee insolvent or unable to pay Lessee's debts, then and in any such event Lessor may, if Lessor so elects, with or without notice of such election and with or without entry or other action by Lessor, forthwith terminate this Lease and Lessee's right to possession of the Premises, and, notwithstanding any other provisions hereof, Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent to be paid under this Lease for the entire residue of the stated term hereof. In calculating present value, the legal rate of interest applicable at the date of default shall be used.

                   B. If Lessee shall fail to pay any rent due to be paid hereunder when due, or within five (5) business days after the giving of notice by Lessor that such rent is past due, or defaults in the prompt and full performance of any of Lessee's covenants and agreements hereunder, and said default is not corrected within ten (10) business days after notice from Lessor or said default, or if the leasehold interest of Lessee be levied upon under execution or be attached, or if Lessee makes an assignment for the benefit of creditors or if a receiver be appointed for any property of Lessee, or if lessee abandons the Premises, then and in any such event, Lessor may, if Lessor so elects, and with or without notice of such election and with or without demand whatsoever, forthwith terminate this lease and Lessee's right of possession of the Premises, or

        Lessor may, without terminating this Lease, terminate Lessee's rights to possession of the Premises. No re-entry or retaking of possession by lessor shall be construed as an election to terminate this Lease unless a written notice of such election is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction.

                   C. Upon termination of this Lease, or upon the termination of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate the Premises immediately, and Lessor may enter into and repossess the Premises with or without process of law and remove all persons and property therefrom in the same manner and with the same right as if this Lease had not been made, and for the purpose of such entry and repossession Lessee waives any notice provided by law or otherwise to be given in connection therewith. Lessor shall forthwith upon termination of this Lease be entitled to recover damages in an amount equal to the then present value of the rent to be paid under this Lease for the entire residue of the stated term hereof. In calculating present value, the legal rate of interest applicable at the date of default shall be used.

                   D. If Lessor elects to terminate Lessee's right to possession only, without terminating the Lease as above provided, Lessor may remove from the Premises any and all property found therein and such repossession shall not release Lessee from Lessee's obligation to pay the rent to be paid under this Lease. After any such repossession by Lessor without termination of the

        Lease, Lessor shall make reasonable efforts to relet the Premises, or any part thereof, as agent of Lessee, to such person, firm or corporation and for such time and upon such terms as Lessor, in Lessor's sole discretion, may determine. Lessor may make repairs, alterations and additions in and to the Premises and may redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand, pay the cost thereof, together with Lessor's expenses (including any broker's commission and attorney's fees) of reletting. If the rents collected by lesser upon any such reletting are not sufficient to pay monthly the full amount of the rent to be paid under this Lease, together with the payment of any indebtedness other than rent due hereunder from Lessee, and the costs of such repairs, alterations, additions, redecorating and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand.

                   E. If Lessee shall default in performing any term, covenant or condition of this Lease on the part of Lessee to be performed by Lessee, which default may be cured by the expenditure of money, Lessor at Lessor's option may, but shall not be obligated to, on behalf of Lessee, expend such sums as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Lessor, with interest thereon at an annual rate equal to twelve percent (12%), shall be and be deemed to be addition rent, in addition to the Annual base Rent and/or Adjusted Annual Rent, and shall be repaid by Lessee to Lessor on demand, but no such payment or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

                   F. Any obligation imposed by law upon Lessor to relet the Premises shall be subject to the reasonable requirements of Lessor to develop in a harmonious manner the property of which the Premises are a part; and the failure of Lessor to relet, provided that Lessor has used reasonable efforts to relet, shall not release or affect Lessee's liability for damages hereunder.

                   G. In the event of a default or threatened default by Lessee of any of the terms, provisions, covenants, conditions, rules and/or regulations of this Lease, Lessor shall have the right to injunction and the right to invoke any remedy permitted to lessor in law or in equity. All remedies available to Lessor are declared to be cumulative and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Lessor of any of its rights, remedies or actions against Lessee.

              22. WAIVER:
                  -------

                   A. No receipt of money by lessor from Lessee with knowledge of the breach of any covenants of this Lease, or after the termination hereof, or after the services of any notice, or after the commencement of any suit, or after final judgment for possession of the Premises, shall be deemed a wavier of such breach, nor shall it reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

                   B. No delay on the part of Lessor in exercising any right, power or privilege hereunder shall operate as a wavier thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power or privilege.

                   C. No act done or thing said by Lessor or Lessor's agents or employees shall constitute a cancellation, termination or modification of this Lease or a waiver of any covenants, agreement or condition hereof, nor relieve Lessee from Lessee's obligation to pay the rents or other charges to be paid hereunder. Any waiver or release by Lessor and any cancellation, termination or modification of this Lease must be in a writing signed by Lessor. The receipt by Lessor of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant in this Lease contained against assignment and subletting or an acceptance of the assignee, sublessee or occupant as a lessee, or a release of Lessee from further observance or performance by Lessee of the covenants in this Lease on the part of Lessee to be observed and performed.

              23. SUBORDINATION OF LEASE:
                  -----------------------

                   This Lease shall be subject and subordinate to the lien of any ground lease, first mortgage or deed of trust which may now or hereafter affect the Building or the Land of which the Premises are a part, or both, and to all renewals, extensions or replacements to any such ground lease, first mortgage or deed of trust, unless Lessor or any such mortgagee or trustee shall, in writing, certify to lessee otherwise. Lessee shall recognize and honor any assignment of this Lease by Lessor or assignment of the rentals hereunder by the Lessor as security or otherwise. It is the intention of the parties that, such priority shall be established automatically and that no separate instrument shall be required to effectuate such subordination or any non-subordination of this Lease, as well as any such assignment and/or Lessee's attornment to any such ground lease, first mortgagee, trustee or assignee. Lessee will, however, upon request by Lessor, execute any and all instruments deemed by Lessor necessary or advisable to subject and subordinate, or not to subject and subordinate, this Lease and all rights given Lessee hereunder to any such ground lease, first mortgage or deed of trust. In the event that Lessee does not, within ten (10) days after such request by Lessor, execute such instruments, Lessee hereby authorizes Lessor as the Lessee's attorney-in-fact to execute and deliver any such instruments for and on behalf of Lessee. In the event any proceedings are brought for the foreclosure of any such first mortgage or deed of trust, Lessee covenants that it will, to the extent of Lessor's interest affected by such foreclosure, attorn to the purchaser upon any such foreclosure sale and recognize such purchaser's interest as Lessor under this Lease. Lessee agrees to execute and deliver at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event that Lessee is required to subordinate to existing or future mortgages placed on the demised premises by

        Lessor, such subordination shall be conditioned upon the procurement of a non-disturbance agreement from the mortgagee(s) whereby the mortgagee(s) agree that in the event of any foreclosure of the mortgage(s), the mortgagee(s) will honor the terms of this lease and shall not disturb the Lessee's quiet enjoyment of the premises.

              24. BROKER:
                  -------

                   Lessee represents and warrants to Lessor that Lessee has not dealt with any broker, salesman or finder with respect to the Premises and/or this Lease and that broker, salesman or finder negotiated or was instrumental in negotiating or consummating or was the procuring cause of this transaction or Lease; and Lessee agrees to indemnify and hold harmless Lessor and defend Lessor against any claim or demand inconsistent with the foregoing representations and warranties.

              25. GOVERNING LAW:
                  --------------

                   This Lease shall be deemed to have been made in and shall be governed, interpreted and construed in accordance with the laws of the State of Ohio.

              26. NOTICES:
                  --------

                   In every instance where it shall be necessary or desirable for Lessor to serve any notice or demand upon Lessee, such notice or demand shall be deemed sufficiently given or made if it is in writing and is either (a) delivered to the Premises, or (b) mailed to Lessee by registered, or certified, United States mail, postage prepaid, addressed to Lessee at the Building of which the Premises are a part, and the time of giving or making such notice or demand shall be deemed to be the time when the same is mailed as herein provided. Any notice by lessee to Lessor must be sent by registered or certified United States Mail, postage prepaid, addressed to Lessor at the address where the last rent hereunder was to be paid. Wherever in this Lease, in connection with the breach or performance of any of the covenants and agreements of Lessee, no period or time or notice is required by the terms hereof, no notice shall be required as a prerequisite to the exercise of any right or remedy of Lessor. Prior to the completion of construction and their occupying the Building, notices to Lessee shall be given to it at 6550 North Ridge Road, Madison, Ohio 44057 and notices to Lessor shall be given to it at ___________________.

              27. RECORDING:
                  ----------

                   The parties hereto agree that this Lease shall not be recorded, but on request of either party, Lessor and Lessee agree to execute a Memorandum of this Lease, identifying the parties hereto, the Premises, the term hereof and containing such other provisions as Lessor shall deem appropriate but not the rate or amount of rent, which Memorandum of Lease may then be recorded in the office of the Lake County Recorder.

              28. SECTIONS HEADINGS:
                  ------------------

                   The section headings appearing in this Lease are inserted as a matter of convenience and for reference purposes only, and in no way define, limit or describe the scope and intent of this

        Lease, or any section or paragraph hereof, nor in any way affect it.

              29. WAIVER OF SUBROGATION:
                  ----------------------

                   Lessor and Lessee hereby waive all rights of recovery and causes of action which either has or may have or which may arise hereafter against the other, whether caused by negligence, intentional misconduct or otherwise, for any damage to the Premises, Building or Land, or any property or business caused by any of the perils covered by a standard fire insurance policy, with Extended Coverage, vandalism and malicious mischief endorsements, building and contents and business interruption (if applicable) insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided, however, that the foregoing waivers shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued and further that the foregoing waivers do not invalidate any policy of insurance of the parties hereto, now or hereafter issued, it being stipulated by the parties hereto that these waivers shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance. Any additional premium caused by these waivers of subrogation shall be paid by the party benefited thereby and each party hereto shall use reasonable effort to attempt to obtain the consents of their respective insurers to these waivers of subrogation.

              30. SEVERABILITY:
                  -------------

                   If any clause or provision of this Lease, or any application thereof, is illegal, invalid or unenforceable under present or future laws effective during the Lease term, or any extension thereof, then, and in that event, it is the intention of the parties that the remainder of this Lease and any other application of such provision shall not be affected thereby.

                   33: LIABILITY OF LESSOR:
                       --------------------

                   No personal liability on or under this Lease shall arise or be enforceable against any and/or all of the present or future shareholders, officers and directors of Lessor, a corporation, as individuals, as shareholders or individually or personally, whether or not said shareholders, officers or directors have signed this Lease, and the obligations of Lessor on or under this Lease are the obligations only of said corporation and not of any of said present or future shareholder, officer or director and shall be enforceable only against said corporation and only against the assets of said corporation, and present or future shareholders shall be, made a party to any claim or suit hereunder and/or be personally liable for any deficiency, Lessee hereby waiving and releasing any and all such personal liability.

              32. ENTIRE AGREEMENT:
                  -----------------

                   This lease contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest. If more than one person or entity or a combination thereof comprise "Lessee", their liability hereunder shall be joint and several.

                   The covenants, agreements and conditions contained in this Lease shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns to the extent permitted in this Lease.

                   IN WITNESS WHEREOF, Lessee and Lessor have executed multiple counterparts of this LEASE, as of the day, month and year first above written.

        WITNESS:                            LESSEE:
                                            GREAT LAKES BARK
        /s/ David J. Richards Jr.
        ------------------------            an Ohio corporation
        /s/ Pamela M. Richards
        ------------------------
                                            /s/ Richard T. Flenner Jr.
                                            ------------------------------------
                                            By: Richard T. Flenner Jr.
                                                --------------------------------
                                            its:  President
                                                --------------------------------
                                            LESSOR:
        /s/ Michael K. Whipple
        ------------------------            WILES AND VICTOR, INC.
        /s/ Tracy Galloway                  an Ohio corporation
        ------------------------
                                            /s/ John W. Wiles
                                            ------------------------------------
                                            By:  John W. Wiles
                                               ---------------------------------
                                            Its: Secretary
                                                --------------------------------